Exhibit 10.10

NCB 南洋商業銀行

Ref: LO-4392330034600

13 September 2023

E I L Company Limited (the "Borrower")

Important Notice:	This letter sets out the terms and conditions upon which our bank would revise banking facilities to you. You are advised to read and understand the terms and conditions before accepting this letter.

Dear Sirs,

Reference is made to the Facility Letter dated 22 February 2022 under Ref. LO-4392130092400 (the "Existing Facility Letter").

Further to our recent discussion, the terms of the Facility(ies) under the Existing Facility Letter will be amended in accordance with the terms set out hereunder. Save as expressly stated, all other terms of the Existing Facility Letter remain unchanged. In the case of inconsistency between the Existing Facility Letter and this letter, the latter shall prevail.

1. <u>Clause 1.1 of the Existing Facility Letter shall be amended as follows :</u>

"1.1 Facility	Amount	Interest Rate / Terms and Conditions
O/D	HKD500,000.00	■ Interest shall be charged at HKD Prime or overnight HIBOR, whichever is higher.
L/C	HKD31,800,000.00	
T/R (120 days)	HKD31,800,000.00	
IIF (120 days)	HKD31,800,000.00 (100% of the invoice amount)	
Loan to invoice value ratio:	100% (subject to revision from time to time by the Bank without prior notice)	
Revolving Loan	Up to HKD10,800,000.00 or its equivalent amount in USD	■ Save and except for the amendment(s) as stated in this letter, all other terms and conditions specified in the Bank's previous facility letter(s) and/or other borrowing document(s) for this loan shall remain unchanged.
Mortgage Loan (1)	HKD398,776.70, Outstanding as at 13 September 2023 (Original loan amount: HKD570,000.00)	■ Save and except for the amendment(s) as stated in this letter, all other terms and conditions specified in the Bank's previous facility letter(s) and/or other borrowing document(s) for this loan shall remain unchanged.

南洋商業銀行有限公司 Nanyang Commercial Bank, Limited
香港中環德輔道中151號 151 Des Voeux Road Central Hong Kong
電話 Tel: 2852 0888 傳真 Fax: 2815 3333 www.ncb.com.hk
中國信達全資附屬公司 Wholly owned subsidiary of China Cinda

Mortgage Loan (2)	HKD2,187,121.98, Outstanding as at 13 September 2023 (Original loan amount: HKD2,361,560.00)	■ Save and except for the amendment(s) as stated in this letter, all other terms and conditions specified in the Bank's previous facility letter(s) and/or other borrowing document(s) for this loan shall remain unchanged.
Mortgage Loan (3)	HKD1,906,762.59, Outstanding as at 13 September 2023 (Original loan amount: HKD2,058,840.00)	■ Save and except for the amendment(s) as stated in this letter, all other terms and conditions specified in the Bank's previous facility letter(s) and/or other borrowing document(s) for this loan shall remain unchanged.

Provided That:-

Total outstanding balance of L/C Facility, T/R Facility, IIF Facility and Revolving Loan Facility shall not at any time exceed HKD31,800,000.00."

2. **Clause 1.2 under the Existing Facility Letter shall be amended as follows:**

"1.2 Interest rates and charges applicable to trade facilities:

Interest rates* for T/R / IIF:

	First 120 days (including tenor of draft)
Hong Kong dollars :	HIBOR + 2.5% p.a.
United States dollars :	Six-month Term SOFR +2.5 p.a.
Foreign currency** :	B

"B" means the prevailing interest rate per annum quoted from time to time by the Bank for foreign currency bills.
*All rates are subject to changes at the Bank's absolute discretion.
**Foreign Currency means a foreign currency acceptable to the Bank other than US dollars.

Unless otherwise stated herein, all other bank charges and interest rates which are not stated in this Facility Letter are charged according to the Bank's usual tariff scale and the Bank reserves its absolute right to alter, amend or review its tariff scale at any time without prior notice."

3. **Clause 2(g) under the Existing Facility Letter shall be amended as follows:**

"2(g) Detailed valuation report(s) on the Propert(ies) (1) to (4) rendered by the Bank's approved surveyors with valuation of not less than (1) HKD1,800,000.00, (2) HKD5,600,000.00 , (3) HKD4,900,000.00 and (4) HKD1,900,000.00 respectively."

4. **Clause 3(c) of the Existing Facility Letter shall be amended as follows :**

"3(c) The Borrower hereby undertakes that the aggregate amount of its accounts receivable handled through the Bank shall not be less than 15% of its latest sales return annually."

南洋商業銀行有限公司 Nanyang Commercial Bank, Limited
香港中環德輔道中151號 151 Des Voeux Road Central Hong Kong
電話 Tel: 2852 0888 傳真 Fax: 2815 3333 www.ncb.com.hk
中國信達全資附屬公司 Wholly owned subsidiary of China Cinda

Ref: LO-4392330034600

Handling charge of HKD45,220.00 flat payable upon acceptance of this letter and renewal fee (at the Bank's absolute discretion) shall be payable annually upon renewal of the Facility(ies).

All fees and charges shall not be refundable under any circumstances.

We enclose herewith the Bank's the revised form of Drawdown Notice of Revolving Loan Facility for your new drawings.

Please signify your acceptance of this offer by signing and returning to us the duplicate copy of this letter on or before 30 September 2023, failing which this offer shall lapse unless otherwise agreed by the Bank.

Should you have any queries, please do feel free to contact our Mr Lam of Commercial Business Centre One at 3988 9873 at any time. We are here to serve you better.

Yours faithfully,
For and on behalf of
Nanyang Commercial Bank, Limited

WONG Wai Hei C76339 NGAN Hon Yin B64329

Authorized Signature(s)
/cws

Encl. ▪ Form of Drawdown Notice

南洋商業銀行有限公司 Nanyang Commercial Bank, Limited
香港中環德輔道中151號 151 Des Voeux Road Central Hong Kong
電話 Tel: 2852 0888 傳真 Fax: 2815 3333 www.ncb.com.hk
中國信達全資附屬公司 Wholly owned subsidiary of China Cinda

Drawdown Notice

Date:

To: Nanyang Commercial Bank, Limited

Re: Revolving Loan Facility up to an extent of HKD10,800,000.00 or its equivalent amount in USD under Facility Letter Ref. No. LO-4392130092400 dated 22 February 2022 and its supplemental letter dated 13 September 2023 under Ref. No. LO-4392330034600 subject to General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (the "Facility Letter")

I/We refer to the above Facility Letter and hereby give you notice in accordance with the requirement of Drawdown Notice as set out in the Facility Letter that I/we wish to make a drawing of #Hong Kong Dollars/ United States Dollars ______________________

____

Only (#HKD/USD ______________) (the "Advance") on ______________.

Additional instruction (if any of the following boxes is/are checked):

☐ Please credit the above amount into the account in the name of E I L Company Limited under account number ______________________ maintained with Nanyang Commercial Bank, Limited.

I/We certify and confirm that:-

(a) the representations and warranties contained in the Facility Letter, repeated with reference to the facts and circumstances subsisting at the date of this notice, remain true and correct; and

(b) no Event of Default has occurred and/or is continuing; and

(c) the Advance shall not be used to finance the purchase of any property(ies) and/or the payment of any relevant down payment thereon and/or property(ies) development and/or property(ies) investment in the Mainland of China and/or overseas and/or Hong Kong by us or any third party.

We agree that this notice forms a part of the Facility Letter. Save as otherwise supplemented and/or amended by this notice, we agree that all the exisiting terms and conditions in the Facility Letter remains binding on the parties therein and shall be incorporated into this notice.

Unless otherwise specified, terms defined in the Facility Letter have the same meanings when used in this notice.

Yours faithfully,

#Signature(s) Verified/Witnessed by:

______________________ ______________________

Name: E I L Company Limited
Signed by:

Name:

 # Delete whichever is inapplicable

NCB 南洋商業銀行

Ref: LO-4392330034600/SFGS

13 September 2023

E I L Company Limited (the "Borrower")

Important Notice:	This letter sets out the terms and conditions upon which our bank would revise banking facilities to you. You are advised to read and understand the terms and conditions before accepting this letter.

Dear Sirs,

Re: Supplemental Facility Letter - General Banking Facilities granted under the SME Financing Guarantee Scheme (the **"Scheme"**) guaranteed by HKMC Insurance Limited (**"HKMCI"**)

Reference is made to the Facility Letter dated 21 March 2022 under Ref. LO-4392130092400/SFGS (collectively, "Existing Facility Letter").

Further to our recent discussion, the terms of the Facility revised under the Existing Facility Letter will be amended in accordance with the terms set out hereunder. Save as expressly stated, all other terms of the Existing Facility Letter remain unchanged. In the case of inconsistency between the Existing Facility Letter and this letter, the latter shall prevail.

1. **Clause 3.3(b) of the "Other Conditions" under Existing Facility Letter shall be amended as follows:**

"(b) The Borrower hereby undertakes that the aggregate amount of its accounts receivable handled through the Bank shall not be less than 15% of its latest sales return annually."

We enclose herewith the Bank's revised form of Drawdown Notice of Revolving Loan Facility.

Please noted that the above amendment(s) shall not come into effect unless and until the Bank has received written approval/no objection from the HKMCI.

Please signify your understanding and acceptance of this offer by signing and returning to us the duplicate copy of this Supplemental Facility Letter on or before 30 September 2023, failing which this offer shall lapse unless otherwise agreed by the Bank.

Should the Borrower has any queries, please contact the Bank's Mr Lam of Commercial Business Centre One at 3988 9873 at any time. The Bank is here to serve the Borrower better.

Yours faithfully,
For and on behalf of
Nanyang Commercial Bank, Limited

WONG Wai Hei C76339   NGAN Hon Yin B64329

Authorized Signature(s)
/csf

Encl.
- Certified Extract of the Minutes of Board Resolutions
- Form of Drawdown Notice

南洋商業銀行有限公司 Nanyang Commercial Bank, Limited
香港中環德輔道中151號 151 Des Voeux Road Central Hong Kong
電話 Tel: 2852 0888 傳真 Fax: 2815 3333 www.ncb.com.hk
中國信達全資附屬公司 Wholly owned subsidiary of China Cinda

Drawdown Notice

Date:

To: Nanyang Commercial Bank, Limited

Re: Revolving Loan Facility up to an extent of HKD6,000,000.00 or its equivalent amount in USD under Facility Letter Ref. No. LO-4392130092400/SFGS dated 21 March 2022 and its supplemental letter under Ref. LO-4392330034600/SFGS dated 13 September 2023 subject to General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (the "Facility Letter")

I/We refer to the above Facility Letter and hereby give you notice in accordance with the requirement of Drawdown Notice as set out in the Facility Letter that I/we wish to make a drawing of *Hong Kong Dollars/United States Dollars ______________________

____

Only (*HKD/USD ______________) (the "Advance") on ______________.

Additional instruction (if any of the following boxes is/are checked):

☐ Please credit the above amount into the account in the name of E I L Company Limited under account number ______________________ maintained with Nanyang Commercial Bank, Limited.

I/We certify and confirm that:-

(a) the representations and warranties contained in the Facility Letter, repeated with reference to the facts and circumstances subsisting at the date of this notice, remain true and correct; and

(b) no Event of Default has occurred and/or is continuing; and

(c) the Advance shall not be used to finance the purchase of any property(ies) and/or the payment of any relevant down payment thereon and/or property(ies) development and/or property(ies) investment in the Manlad of China and/or overseas and/or Hong Kong by us or any third party.

We agree that this notice forms a part of the Facility Letter. Save as otherwise supplemented and/or amended by this notice, we agree that all the exisiting terms and conditions in the Facility Letter remains binding on the parties therein and shall be incorporated into this notice.

Unless otherwise specified, terms defined in the Facility Letter have the same meanings when used in this notice.

Yours faithfully,

* Signature(s) Verified/Witnessed by:

____

Name: E I L Company Limited
Signed by:

____

Name:

** Delete whichever is inapplicable*

SFGS R/L

Drawdown Notice

Date:

To: Nanyang Commercial Bank, Limited

Re: Revolving Loan Facility up to an extent of HKD6,000,000.00 or its equivalent amount in USD under Facility Letter Ref. No. LO-4392130092400/SFGS dated 21 March 2022 and its supplemental letter under Ref. LO-4392330034600/SFGS dated 13 September 2023 subject to General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (the "Facility Letter")

I/We refer to the above Facility Letter and hereby give you notice in accordance with the requirement of Drawdown Notice as set out in the Facility Letter that I/we wish to make a drawing of *Hong Kong Dollars/United States Dollars ______________________________

____

Only (*HKD/USD ______________) (the "Advance") on ______________.

Additional instruction (if any of the following boxes is/are checked):

☐ Please credit the above amount into the account in the name of E I L Company Limited under account number ______________________________ maintained with Nanyang Commercial Bank, Limited.

I/We certify and confirm that:-

(a) the representations and warranties contained in the Facility Letter, repeated with reference to the facts and circumstances subsisting at the date of this notice, remain true and correct; and

(b) no Event of Default has occurred and/or is continuing; and

(c) the Advance shall not be used to finance the purchase of any property(ies) and/or the payment of any relevant down payment thereon and/or property(ies) development and/or property(ies) investment in the Manlad of China and/or overseas and/or Hong Kong by us or any third party.

We agree that this notice forms a part of the Facility Letter. Save as otherwise supplemented and/or amended by this notice, we agree that all the exisiting terms and conditions in the Facility Letter remains binding on the parties therein and shall be incorporated into this notice.

Unless otherwise specified, terms defined in the Facility Letter have the same meanings when used in this notice.

Yours faithfully,

* Signature(s) Verified/Witnessed by:

____

Name: E I L Company Limited
Signed by:

____

Name:

** Delete whichever is inapplicable*

Trade line R/L

Drawdown Notice

Date:

To: Nanyang Commercial Bank, Limited

Re: Revolving Loan Facility up to an extent of HKD10,800,000.00 or its equivalent amount in USD under Facility Letter Ref. No. LO-4392130092400 dated 22 February 2022 and its supplemental letter dated 13 September 2023 under Ref. No. LO-4392330034600 subject to General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (the "Facility Letter")

I/We refer to the above Facility Letter and hereby give you notice in accordance with the requirement of Drawdown Notice as set out in the Facility Letter that I/we wish to make a drawing of #Hong Kong Dollars/ United States Dollars ____________________

____

Only (#HKD/USD ____________) (the "Advance") on ____________.

Additional instruction (if any of the following boxes is/are checked):

☐ Please credit the above amount into the account in the name of E I L Company Limited under account number ____________________ maintained with Nanyang Commercial Bank, Limited.

I/We certify and confirm that:-

(a) the representations and warranties contained in the Facility Letter, repeated with reference to the facts and circumstances subsisting at the date of this notice, remain true and correct; and

(b) no Event of Default has occurred and/or is continuing; and

(c) the Advance shall not be used to finance the purchase of any property(ies) and/or the payment of any relevant down payment thereon and/or property(ies) development and/or property(ies) investment in the Mainland of China and/or overseas and/or Hong Kong by us or any third party.

We agree that this notice forms a part of the Facility Letter. Save as otherwise supplemented and/or amended by this notice, we agree that all the exisiting terms and conditions in the Facility Letter remains binding on the parties therein and shall be incorporated into this notice.

Unless otherwise specified, terms defined in the Facility Letter have the same meanings when used in this notice.

Yours faithfully,

#Signature(s) Verified/Witnessed by:

____________________ ____________________

Name: E I L Company Limited
Signed by:

Name:

 # Delete whichever is inapplicable